UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2012

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and its subsidiaries, unless otherwise noted.

Item 8.01.  Other Events.

On May 21, 2012, we entered into an agreement to rebrand 20 hotels, or the WYN Hotels, owned by us to brands owned by Wyndham Hotel Group, or WYN, a member of the Wyndham Worldwide Corporation.  Four of the hotels, located in three states and having a total of 1,270 guest rooms, will be branded as “Wyndham Hotels and Resorts” and 16 of the hotels, located in 11 states and having a total of 1,753 guest rooms, will be branded as “Hawthorn Suites by Wyndham” hotels.  All of the WYN Hotels will be managed by WYN under a long term management contract, or the WYN Management Agreement, with an initial term of 25 years and two renewal terms of 15 years each.  The renewal options may be exercised for not less than all WYN Hotels.  The WYN Hotels are among the hotels that we previously disclosed as being subject to being rebranded or offered for sale in connection with the July 2011 re-alignment of our contracts with InterContinental Hotels Group, plc, or IHG.

Under the WYN Management Agreement, we are entitled to receive an owner’s priority, or the Owner’s Priority, in the amount of $770,000 per month ($9,240,000 per year) from the operating results of the WYN Hotels, and such payment is partially guaranteed by WYN.  Upon the rebranding of the WYN Hotels, the owner’s priority return under our existing management agreement with IHG will be reduced by an amount approximately the same as the Owner’s Priority due to HPT under the WYN Management Agreement.

We have agreed to provide up to $75 million for refurbishment and rebranding of the WYN Hotels to “Wyndham Hotels and Resorts” and “Hawthorn Suites by Wyndham” brand standards.  As such refurbishment payments are made, the Owner’s Priority will increase by 8% per annum of the refurbishment amounts.  In addition, WYN may request additional amounts for working capital or for improvements necessary to meet brand standards.  If we fund such amounts, the Owner’s Priority will increase by a formula percentage of the additional amounts.

Up to 5% of the WYN Hotels’ gross revenues will be escrowed, or an FF&E Reserve, for future periodic refurbishments of the WYN Hotels.

The management and branding fees due to WYN will be contractually subordinated to payment of the Owner’s Priority and funding of the FF&E Reserve.  After payment of the Owner’s Priority, the funding of the FF&E Reserve and the management and branding fees, WYN is entitled to receive an incentive management fee equal to 50% of the remaining cash flow from the operation of the WYN Hotels, calculated on a combined annual basis for the WYN Hotels, and the remainder of the cash flow will be available to us.

We expect the rebranding of the WYN Hotels to be completed during the third quarter of this calendar year, but the completion of the refurbishment program may continue into 2013 or 2014.

A copy of our press release announcing the rebranding of the WYN Hotels and that we entered into the WYN Management Agreement is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)                               Exhibits

99.1                           Press Release dated May 21, 2012.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K, OR CURRENT REPORT, CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”

OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT WE ARE ENTITLED TO AN OWNER’S PRIORITY OF $770,000 PER MONTH ($9,240,000 PER YEAR) AND THAT THE PAYMENT OF THESE AMOUNTS IS PARTIALLY GUARANTEED BY WYN.  THE OWNER’S PRIORITY IS TO BE PAID FROM THE OPERATING CASH FLOW OF THE WYN HOTELS; IF THE CASH FLOW IS INSUFFICIENT TO PAY THE HOTELS’ OPERATING EXPENSES THE OWNER’S PRIORITY MAY NOT BE PAID.  WYN’S GUARANTEE IS LIMITED BY TIME TO OWNER’S PRIORITY PAYMENTS DUE THROUGH 2019, AND IT IS LIMITED TO NET PAYMENTS FROM WYN OF $20 MILLION (AND SUBJECT TO AN ANNUAL PAYMENT LIMIT OF $10 MILLION).  ACCORDINGLY, THE FULL AMOUNT OF THE OWNER’S PRIORITY IS NOT GUARANTEED, THERE WILL BE NO GUARANTEE AFTER 2019 AND THERE IS NO GUARANTEE OF PAYMENTS BY WYN IN EXCESS OF $20 MILLION (OR $10 MILLION PER YEAR).  FOR THESE REASONS, THERE IS NO ASSURANCE THAT WE WILL RECEIVE THE OWNER’S PRIORITY OF $770,000 PER MONTH ($9,240,000 PER YEAR) DURING THE TERM OF THE WYN MANAGEMENT AGREEMENT.

•                  THIS CURRENT REPORT STATES THAT WE HAVE AGREED TO PROVIDE UP TO $75 MILLION FOR REFURBISHMENT AND REBRANDING OF THE WYN HOTELS TO “WYNDHAM HOTELS AND RESORTS” AND “HAWTHORN SUITES BY WYNDHAM” BRAND STANDARDS.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE REFURBISHMENT AND REBRANDING OF THE WYN HOTELS CAN BE COMPLETED FOR $75 MILLION OR LESS.  THE COST OF HOTEL REFURBISHMENTS AND REBRANDING IS DIFFICULT TO ESTIMATE.  AFTER A REFURBISHMENT PROJECT IS BEGUN, UNANTICIPATED PROBLEMS AND COSTS MAY BE ENCOUNTERED.  WE CAN PROVIDE NO ASSURANCE THAT THE COST NECESSARY TO COMPLETE THE REFURBISHMENT AND REBRANDING OF THE WYN HOTELS WILL NOT EXCEED $75 MILLION.

•                  THIS CURRENT REPORT STATES THAT THE WYN MANAGEMENT AGREEMENT REQUIRES THAT UP TO 5% OF HOTEL GROSS REVENUES BE ESCROWED FOR FUTURE PERIODIC REFURBISHMENTS OF THE WYN HOTELS.  THIS STATEMENT MAY IMPLY THAT THE FF&E RESERVE WILL BE SUFFICIENT TO FUND APPROPRIATE FUTURE REFURBISHMENTS.  HOWEVER, DURING THE EXPECTED INITIAL RENOVATION PERIOD THERE WILL BE NO FF&E RESERVE REQUIRED AND SUBSEQUENT TO THE EXPECTED INITIAL RENOVATION PERIOD THE FF&E RESERVE WILL GRADUALLY INCREASE TO 5% AFTER FIVE YEARS.  ACCORDINGLY, THE FF&E RESERVE ESCROW WILL BE LESS THAN 5% OF GROSS REVENUES FOR THE FIRST FIVE YEARS OF THE WYN MANAGEMENT AGREEMENT.  ALSO, WE BELIEVE IT IS NOT POSSIBLE TO ACCURATELY ESTIMATE THE COST OF FUTURE REFURBISHMENTS.  ACCORDINGLY, WE MAY NEED TO SEPARATELY FUND REFURBISHMENTS IN THE FUTURE; AND, ALTHOUGH THE WYN MANAGEMENT AGREEMENT PROVIDES THAT ANY SUCH FUNDING WILL CAUSE THE OWNER’S PRIORITY TO INCREASE, THERE CAN BE NO ASSURANCE THAT THE CASH FLOW FROM OPERATIONS OF THE WYN HOTELS WILL BE SUFFICIENT TO PAY ANY INCREASED OWNER’S PRIORITY.

•                  THIS CURRENT REPORT STATES THAT MANAGEMENT AND BRANDING FEES DUE TO WYN ARE CONTRACTUALLY SUBORDINATED TO THE OWNER’S PRIORITY DUE TO US AND FF&E RESERVE FUNDING.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE OWNER’S PRIORITY AND THE FF&E RESERVE FUNDING WILL BE PAID.  HOWEVER, THE OWNER’S PRIORITY AND THE FF&E RESERVE FUNDING ARE THEMSELVES CONTRACTUALLY SUBORDINATED TO OTHER OPERATING EXPENSES OF THE HOTELS SUCH AS EMPLOYEE COSTS, SUPPLIES, REAL ESTATE TAXES, INSURANCE, ETC.  THE

AMOUNTS NECESSARY TO PAY ALL OF THE HOTELS’ OPERATING EXPENSES, INCLUDING THOSE OPERATING EXPENSES WHICH ARE SENIOR TO THE OWNER’S PRIORITY AND FF&E RESERVE FUNDING, ARE DERIVED FROM THE WYN HOTELS’ OPERATIONS, AND THERE CAN BE NO ASSURANCE THAT THE WYN HOTELS’ OPERATIONS WILL PRODUCE THE CASH FLOWS TO MEET ALL THE WYN HOTELS’ OPERATING EXPENSES OR ANY OF THEM.

•                  THIS CURRENT REPORT STATES THAT THE BALANCE OF THE CASH FLOWS FROM THE WYN HOTELS’ OPERATIONS AFTER PAYING ALL OF THE WYN HOTELS’ OPERATING EXPENSES INCLUDING INCENTIVE FEES TO WYN WILL BE AVAILABLE TO US.  AS NOTED ABOVE, THERE CAN BE NO ASSURANCE THAT THE WYN HOTELS’ OPERATIONS WILL PRODUCE SUFFICIENT CASH FLOWS TO PAY ALL OF THE WYN HOTELS’ OPERATING EXPENSES; AND, ACCORDINGLY, THERE MAY BE NO ADDITIONAL CASH FLOWS AVAILABLE TO US.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Dated: May 21, 2012